UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Adicet Bio, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ADICET BIO, INC.

200 Clarendon Street, Floor 6

Boston, Massachusetts 02116

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To be held June 2, 2022

Notice is hereby given that the 2022 Annual Meeting of Stockholders, or Annual Meeting, of Adicet Bio, Inc., will be held online on June 2, 2022 at 5:00 p.m. Eastern Time. The safety of our stockholders is important to us, and given the current guidance by public health officials surrounding COVID-19 and group gatherings, this year’s Annual Meeting will be held virtually. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/ACET2022, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting.

The purpose of the Annual Meeting is the following:

1.
To elect two class I directors to our board of directors, to serve until the 2025 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;
2.
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of directors relates solely to the election of class I directors nominated by the board of directors.

Only Adicet Bio, Inc. stockholders of record at the close of business on April 5, 2022, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

We are pleased to take advantage of the Securities and Exchange Commission’s “Notice and Access” rules that allow companies to furnish their proxy materials over the Internet. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice, instead of a paper copy of our proxy materials and our 2021 Annual Report to Stockholders, or 2021 Annual Report. We plan to mail the Notice on or about April 22, 2022, and it contains instructions on how to access those documents and to cast your vote via the Internet as well as instructions on how to request a paper copy of our proxy materials and our 2021 Annual Report. This process allows us to provide our stockholders with the information they need on a timelier basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

To be admitted to the Annual Meeting and vote your shares, you must provide the 16-digit control number as provided described in the Notice, or proxy card, or voting instruction form at www.proxyvote.com. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you are able to attend the meeting in person, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating, and returning the proxy card. If your shares are held in "street name," that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

By order of the board of directors,

/s/ Chen Schor
Chen Schor
President, Chief Executive Officer and Secretary

Boston, Massachusetts

April 21, 2022

TABLE OF CONTENTS

Page
PROXY STATEMENT	1
PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS	6
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS ADICET BIO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	12
CORPORATE GOVERNANCE	14
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	27
PRINCIPAL STOCKHOLDERS	29
DELINQUENT SECTION 16(A) REPORTS	32
REPORT OF THE AUDIT COMMITTEE	33
HOUSEHOLDING	34
STOCKHOLDER PROPOSALS	34
OTHER MATTERS	34

i

ADICET BIO, INC.

200 Clarendon Street, Floor 6

Boston, Massachusetts 02116

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

to be held JUNE 2, 2022

This proxy statement contains information about the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of Adicet Bio, Inc., which will be held online on June 2, 2022 at 5:00 p.m. Eastern Time. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/ACET2022, where you will be able to vote electronically and submit questions. The board of directors of Adicet Bio, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Adicet Bio,” “Adicet,” “we,” “us,” and “our” refer to Adicet Bio, Inc. The mailing address of our principal executive office is Adicet Bio, Inc., 200 Clarendon Street, Floor 6, Boston, Massachusetts 02116.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

This year’s Annual Meeting will be a virtual meeting of the shareholders conducted via live webcast. All shareholders of record on April 5, 2022 are invited to participate in the meeting. We have structured our virtual meeting to provide shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting. We encourage you to vote your shares prior to the annual meeting.

We made this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 available to stockholders on or about April 21, 2022.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering, which will be December 31, 2023; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 2, 2022:

This proxy statement and our 2021 Annual Report to Stockholders are available for viewing, printing, and downloading at www.proxyvote.com.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the Securities and Exchange Commission (SEC), except for exhibits, will be furnished without charge to any stockholder upon written request to Adicet Bio, Inc., 200 Clarendon Street, Floor 6, Boston, Massachusetts 02116, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are also available on the SEC’s website at www.sec.gov.

ADICET BIO, INC

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When is this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 21, 2022, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice. Our proxy materials, including the Notice of the 2022 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and the 2021 Annual Report to Stockholders, or 2021 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, or SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock starting on or about April 5, 2022. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the 2022 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2021 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of the 2022 Annual Meeting of Stockholders, this proxy statement and our 2021 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.

Why are you holding a virtual Annual Meeting?

The safety of our stockholders is important to us and given the continuing concerns related to safety surrounding COVID-19, recent increases in case numbers, and group gatherings, this year’s Annual Meeting will be a “virtual meeting” of stockholders. We have implemented the virtual format in order to facilitate stockholder attendance at our Annual Meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management.

How do I attend and participate in the annual meeting online?

To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/ACET2022 and use their control number found on the proxy card or Notice of Internet Availability of Proxy Materials, and beneficial owners of shares held in street name will need to follow the same instructions.

You will need the 16-digit control number included on your proxy card or Notice of Internet Availability of Proxy Materials, as applicable. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/ACET2022. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares or submit questions during the Annual Meeting.

The live audio webcast of the Annual Meeting will begin promptly at 5:00 p.m. Eastern Time. We encourage stockholders to login to this website and access the webcast before the Annual Meeting’s start time. Online check-in will begin, and stockholders may begin submitting written questions, at 4:45 p.m. Eastern Time, and you should allow ample time for the check-in procedures.

How can I get help if I have trouble checking in or listening to the meeting online?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 5, 2022.

How many votes can be cast by all stockholders?

There were 39,988,384 shares of our common stock, par value $0.0001 per share, outstanding on April 5, 2022, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting of the Stockholders on June 2, 2022, or the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 5, 2022.

Who is entitled to vote?

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as "stockholders of record."

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in "street name," and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy. Note you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as "street name stockholders."

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

•
By Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will be required to enter the 16-digit control number provided on your proxy card or voting instruction form. Votes submitted through the Internet prior to the commencement of the Annual Meeting.
•
By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will be required to enter the 16-digit control number provided on your proxy card or voting instruction form. Votes submitted by telephone prior to the commencement of the Annual Meeting.
•
By Mail. If you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing, and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received prior to June 1, 2022.
•
During the Annual Meeting. If you attend the Annual Meeting online, you may vote your shares online while virtually attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/ACET2022. You will need your control number provided on your proxy card or Notice of Internet Availability of Proxy Materials in order to be able to vote during the Annual Meeting.

If you do not wish to vote in person or will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested printed copies of the proxy materials by mail, you can vote by mailing your proxy as described in the proxy materials. In order to be counted, proxies submitted by Internet must be received by the cutoff time of 11:59 p.m. Eastern Time on June 1, 2022. Proxies submitted by mail must be received before the start of the Annual Meeting. If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

Even if you plan to participate in our virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Annual Meeting. If you submit a proxy via the Internet, by telephone, or by mail, your voting instructions authorize the proxy holders in the same manner as if you signed, dated, and returned your proxy card. If you submit a proxy via the Internet, by telephone, or by mail, you do not need to return your proxy card.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet by the cutoff time of 11:59 p.m. Eastern Time on June 1, 2022, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Adicet Bio, Inc., 200 Clarendon Street, Boylston Street, Floor 6, Boston, Massachusetts 02116, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained. There were 39,988,384 shares of common stock outstanding and entitled to vote on April 5, 2022, our record date. Therefore, a quorum will be present if 19,994,193 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Third Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 and 2 are “non-discretionary” items. If you do not instruct your broker how to vote with respect to these proposals, your broker may not vote for these proposals, and those votes will be counted as broker “non-votes.”

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominees receiving the most votes will be elected. Shares voting “withheld” have no effect on the outcome of Proposal No. 1.

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2022 via Proposal No. 2 requires the affirmative vote of a majority of shares of common stock properly cast and entitled to vote on these proposals. Shares voting “withheld” have no effect on the outcome of Proposal No. 2.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials described above. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2023 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December 22, 2022. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS

Our board of directors currently consists of eight members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•
the class I directors are Aya Jakobovits and Chen Schor, and their terms will expire at the Annual Meeting;
•
the class II directors are Carl Gordon, Steve Dubin, and Jeffrey Chodakewitz, and their terms will expire at the annual meeting of stockholders to be held in 2023; and
•
the class III directors are Bastiano Sanna, Andrew Sinclair and Michael Kauffman, and their terms will expire at the Annual Meeting annual meeting of stockholders to be held in 2024.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Aya Jakobovits and Chen Schor for election as the class I directors at the Annual Meeting. The nominees are presently directors, and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

Our Nominating and Corporate Governance Committee Policies and Procedures for Director Candidates, or the Director Guidelines, provide that the value of diversity should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise, and absence of conflicts of interest. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. The Nominating and Corporate Governance Committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board, although the Nominating and Corporate Governance Committee and the full Board are committed to creating a board of directors with diversity, including diversity of expertise, experience, background and gender, and are committed to identifying, recruiting and advancing candidates offering such diversity in future searches.

In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our nominating and corporate governance committee considered in determining that he or she should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to Adicet Bio and our board of directors.

Nominees for Election as Class I Directors

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and their ages as of April 15, 2022.

Name	Position and Offices Held with Adicet Bio	Director Since	Age
Aya Jakobovits	Director	2014	69
Chen Schor	President, Chief Executive Officer and Director	2020	49

Aya Jakobovits, Ph.D. has served as a member of our board of directors since the completion of the merger of resTORbio and Former Adicet in September 2020 and previously served as a member of the board of directors of Former Adicet since November 2014. Dr. Jakobovits founded Former Adicet and served as President and Chief Executive Officer from its incorporation until February 2018. From February 2018 until February 2019, Dr. Jakobovits served as a senior strategic advisor to Former Adicet. Prior to starting Former Adicet, Dr. Jakobovits served as a Venture Partner with OrbiMed Advisors from 2011 to 2016. From September 2010 to December 2013, she served as President and Founding Chief Executive Officer of Kite Pharma Inc. From December 2007 to June 2010, she served as Executive Vice President, Head of Research and Development at Agensys Inc., an affiliate of Astellas Pharma, Inc. Before Agensys’ acquisition by Astellas, she served as Agensys’ Senior Vice President, Technology and Corporate Development and Chief Scientific Officer and led its research, development, clinical and corporate development operations from January 1999 to December 2007. Before Agensys, from 1996 to 1999, Dr. Jakobovits served as Director, Discovery Research and Principal Scientist at Abgenix Inc. which was spun out of Cell Genesys, Inc. in 1996 based on the XenoMouse® technology developed under her leadership. She joined Cell Genesys in 1989 and served ultimately as Director, Molecular Immunology. Dr. Jakobovits currently serves on the boards of directors of Dorian Therapeutics Inc., Yeda Research and Development Co. Ltd., and the UCLA Technology Development Corporation. Dr. Jakobovits previously served on the boards of directors of cCAM therapeutics Ltd. from 2013 to 2015 and the Alliance for Cancer Gene Therapy from 2015 to 2019. Dr. Jakobovits received her B.Sc. from the Hebrew University of Jerusalem, her M.Sc. in Chemistry and Ph.D. in Life Sciences from the Weizmann Institute of Sciences, Israel, and was a postdoctoral fellow at University of California, San Francisco and at Genentech, Inc. We believe Dr. Jakobovits is qualified to serve on the Board because of her expertise, experience, and track record in forming and growing successful companies and in developing immunotherapy platform technologies and oncology products.

Chen Schor has served as our President and Chief Executive Officer and as a member of our board of directors since the completion of the merger of resTORbio, Inc. (“resTORbio”) and Former Adicet in September 2020. Previously, he held the role of director, President and Chief Executive Officer at resTORbio since co-founding the company in 2016. Mr. Schor previously served as President, Chief Executive Officer and director of Synta Pharmaceuticals Corp. from May 2015 until its merger with Madrigal Pharmaceuticals in July 2016, and prior to that, from 2014 until 2016, Mr. Schor served as the company’s Executive Vice President and Chief Operation Officer. From September 2012 to December 2014, Mr. Schor served as President and Chief Executive Officer of Novalere FP, Inc., a pre-commercial stage allergy therapeutics company. From September 2011 to October 2012, Mr. Schor served as Chief Business Officer of Eleven Biotherapeutics, an emerging therapeutics company. From March 2009 until September 2011, Mr. Schor served as Vice President of Business Development, global branded products at Teva Pharmaceutical Industries Limited. Mr. Schor currently serves on the board of the Alliance for Cancer Gene Therapy, a non-for-profit organization committed to advancing new cancer cell and gene therapies. He is also chair of the board of directors of Carbon Biosciences, Inc., a gene therapy company, a member of the board of directors of Karyopharm Therapeutics, Inc., a public commercial stage oncology company, and previously served on the board of Brainstorm Cell Therapeutics Inc, a public biotechnology company. Mr. Schor received his M.B.A. from Tel Aviv University, a B.A. in Economics and Accounting from Haifa University and a B.A. in Biology from Tel Aviv University. We believe that Mr. Schor is qualified to serve on our board of directors due to his service as our President and Chief Executive Officer and his extensive knowledge of our company and industry.

Vote Required and Board of Directors’ Recommendation

The nominees for class I director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE ELECTION OF AYA JAKOBOVITS AND CHEN SCHOR AS THE CLASS I DIRECTORS, TO SERVE FOR A THREE-YEAR TERM ENDING AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN 2025.

Directors Continuing in Office

The following table identifies our continuing directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 15, 2022.

Name	Position and Offices Held with Adicet Bio	Position Held Since(1)	Class and Year in Which Term Expires	Age
Carl L. Gordon, Ph.D. CFA	Director	2015	Class II – 2023	56
Steve Dubin, J.D.	Director	2020(2)	Class II – 2023	67
Jeffrey Chodakewitz, M.D.	Director	2020(2)	Class II – 2023	65
Bastiano Sanna, Ph.D.	Director	2020	Class III – 2024	47
Andrew Sinclair, Ph.D.	Director	2021	Class III – 2024	50
Michael Kauffman, M.D., Ph.D.	Director	2021	Class III – 2024	58

(1)
The years set forth below reflect when the director joined our board of directors.
(2)
Mr. Dubin and Dr. Chodakewitz joined Adicet at the completion of the merger in September 2020.
(3)
Dr. Sanna joined Adicet in November 2020, subsequent to the completion of the merger.

Class II Directors (Term Expires at 2023 Annual Meeting)

Carl L. Gordon, Ph.D, CFA has served as a member of our board of directors since the completion of the merger of resTORbio and Former Adicet in September 2020 and previously served as a member of the board of directors of Former Adicet since August 2015. Dr. Gordon is a founding member, Managing Partner, and Co-Head of Global Private Equity at OrbiMed Advisors LLC, an investment firm. Dr. Gordon currently serves on the boards of directors of Compass Therapeutics Inc., Gemini Therapeutics Inc., Keros Therapeutics Inc., Kinnate Biopharma, Inc., Terns Pharmaceuticals, Inc., and Theseus Pharmaceuticals, Inc., as well as several private companies. Dr. Gordon previously served on the boards of directors of several biopharmaceutical companies, including Alector Inc., Arsanis, Inc. (which merged with X4 Pharmaceuticals, Inc.), ARMO Biosciences, Inc., Intellia Therapeutics, Inc., ORIC Pharmaceuticals, Inc., Passage Bio Inc., Prevail Therapeutics Inc., Selecta Biosciences, Inc., SpringWorks Therapeutics Inc., and Turning Point Therapeutics, Inc. Dr. Gordon received a B.A. in Chemistry from Harvard College, a Ph.D. in Molecular Biology from the Massachusetts Institute of Technology, and was a Fellow at The Rockefeller University. We believe Dr. Gordon is qualified to serve as the initial Chairperson of the Board because of his venture capital experience, expertise in the scientific field of molecular biology and financial credentials.

Steve Dubin, J.D. has served as a member of our board of directors since the completion of the merger of resTORbio and Former Adicet in September 2020. Since November 2011, Mr. Dubin has been a Principal in SDA Ventures LLC, a firm focused on assisting emerging growth and middle-market companies, primarily in the health & wellness and nutritional products markets, on matters including corporate development, business acquisition, customer relations, growth strategies and corporate finance. In connection with SDA Ventures LLC, Mr. Dubin acts as a Senior Advisor to Paine Schwartz Partners, LLC, a global private equity investment firm located in New York, and San Mateo, for the purpose of identifying and executing investment opportunities in the global human and animal food and nutritional products industries. From 2006 until its acquisition by Royal DSM N.V. in February 2011, Mr. Dubin served as Chief Executive Officer and a member of the board of directors of Martek Biosciences Corporation. He later served as President of DSM’s Nutritional Lipids Division from February 2011 through October 2011 and as a Senior Advisor to DSM Nutritional Products from November 2011 through October 2012. After joining Martek in 1992 and serving in various management positions, including Chief Financial Officer, Treasurer, Secretary, General Counsel and Senior Vice President, Business Development, he served as President of Martek from 2003 to 2006. Mr. Dubin currently serves as a member of the board of directors of privately held companies Alcresta Therapeutics, Inc., The UCAN Company, Triton Algae Innovations, Ltd. and Phytolon LTD. From January 2014 to January 2018, Mr. Dubin served on the board of directors of Enzymotec Ltd. Mr. Dubin is a certified public accountant and a member of the Maryland Bar. He holds a bachelor’s degree in accounting from the University of Maryland and a J.D. from the National Law Center at George Washington University. We believe Mr. Dubin is qualified to serve on the Board because of his accounting experience and extensive experience working with emerging growth and middle-market companies.

Jeffrey Chodakewitz, M.D. has served as a member of our board of directors since the completion of the merger of resTORbio and Former Adicet in September 2020 and previously served as a member of the board of directors of resTORbio since August 2018. From April 2018 through March 2019, Dr. Chodakewitz served as Executive Vice President, Clinical Medicine and External Innovation, at Vertex. Prior to that role, Dr. Chodakewitz held the roles of Chief Medical Officer and

Executive Vice President, Global Medicines Development and Medical Affairs at Vertex from January 2014 to April 2018 and was a member of the Vertex Executive Committee. Prior to joining Vertex in January 2014, he spent over 20 years at Merck & Co., where he served in a number of positions including Head of Infectious Diseases and Vaccines Global Development from August 2013 to December 2013, Senior Vice President of Global Scientific Strategy (Infectious Disease, Respiratory & Immunology) from January 2013 to August 2013 and Senior Vice President of Late Stage Development from March 2011 to January 2013. Dr. Chodakewitz is a Diplomate of the National Board of Medical Examiners and the American Board of Internal Medicine (both Internal Medicine and Infectious Disease). Dr. Chodakewitz currently serves as a member of the board of directors of public companies Praxis Precision Medicines, Inc., Schrodinger, Inc. and Freeline Therapeutics Holdings plc., and previously served on the board of public company Tetraphase Pharmaceuticals Inc., which was acquired by La Jolla Pharmaceutical Company in July 2020. He holds a B.S in Biochemistry cum laude from Yale University and an M.D. from the Yale University School of Medicine. We believe Dr. Chodakewitz is qualified to serve on the Board because of his extensive experience working for various pharmaceutical and biotechnology companies.

Class III Directors (Term Expires at 2024 Annual Meeting)

Bastiano Sanna, Ph.D. has served as a member of the Board since December 2020. Dr. Sanna joined Vertex Pharmaceuticals, Inc. (Vertex) in February 2020 and currently serves as the company’s Executive Vice President, Chief of Cell and Genetic Therapies. Dr. Sanna was previously the Chief Executive Officer of Semma Therapeutics, Inc. (Semma) from May 2018 until Semma was acquired by Vertex in February 2020. Prior to Semma, Dr. Sanna was Chief Operating Officer at Magenta Therapeutics, Inc. (Magenta) from May 2016 until April 2018, where he was responsible for operations, finance, clinical development, and program management. Prior to Magenta, Dr. Sanna served on the leadership team of Novartis International AG’s (Novartis) Cell and Gene Therapy Unit as the Global Program Head of Stem Cell Transplant and early programs from 2014 until April 2016, where he oversaw clinical, regulatory, CMC and commercial aspects of programs in bone marrow transplant and CAR-T cell therapies. He also served as Global Head of Strategic Planning and Portfolio Management at the Novartis Institutes for BioMedical Research from 2010 until 2014, where he was responsible for global portfolio management of all Novartis’ research programs, from discovery through Phase II across all disease areas. Dr. Sanna received a Ph.D. in Biotechnology from the University of Sassari. We believe that Dr. Sanna is qualified to serve on our board of directors due to his extensive experience working for various pharmaceutical and biotechnology companies.

Andrew Sinclair, Ph.D. has served as a member of the Adicet Board since March 2021. Dr. Sinclair is currently a partner at Abingworth LLP (Abingworth), a life sciences investment group. He has been at Abingworth since November 2008 where he has served in various positions focusing on investments in public and private biotech and pharmaceutical companies. Dr. Sinclair currently serves on the boards of directors of public companies Soleno Therapeutics Inc., Sierra Oncology, Inc., and Verona Pharma plc. Prior to joining Abingworth, he was senior equity analyst, director, at HSBC Global Markets, where he was responsible for investment research in the mid-cap pharmaceutical sector. Previously, Dr. Sinclair held biotechnology analyst positions at Credit Suisse and SG Cowen. Dr. Sinclair received his B.Sc. in Microbiology from King's College London and his Ph.D. in Chemistry and Genetic Engineering at the BBSRC Institute of Plant Science, Norwich. Dr. Sinclair qualified as a chartered accountant, formerly with KPMG LLP. We believe Dr. Sinclair is qualified to serve on our board of directors due to his background in strategic development within the life sciences industry.

Michael G. Kauffman, M.D., Ph.D. has served as a member of the Adicet Board since November 2021. Dr. Kauffman co-founded Karyopharm Therapeutics, Inc. (Karyopharm) in 2008 and served as the Chief Executive Officer from January 2011 to April 2021, as Chief Medical Officer from December 2012 to July 2019, and as a director from 2008 to March 2022. He is currently a Senior Clinical Advisor to the Karyopharm helping to guide additional clinical development for Karyopharm’s pipeline of programs. Prior to joining Karyopharm, Dr. Kauffman served as Chief Medical Officer at Onyx Pharmaceuticals Inc., which acquired Proteolix Inc. in November 2009 where he was Chief Medical Officer. Prior to joining Onyx, Dr. Kauffman was an operating partner at Bessemer Venture Partners where he led investments in biotechnology companies. Prior to that, he served as President and Chief Executive Officer at Epix Pharmaceuticals, Inc. and President and Chief Executive Officer of Predix Pharmaceuticals, Inc. From 2000 to 2002, Dr. Kauffman was Vice President, Clinical at Millennium Pharmaceuticals, Inc. From 1997 to 2000, Dr. Kauffman served in senior leadership roles at Millennium Predictive Medicine, Inc., a subsidiary of Millennium Pharmaceuticals. From 1995 to 1997, he held a number of senior positions at Biogen Idec, Inc. Dr. Kauffman currently serves on the board of directors of Kezar Life Sciences, Inc., Verastem Inc., and BiVictriX Therapeutics, Plc., which are all public biopharmaceutical companies. We believe Dr. Kauffman is qualified to serve on our board of directors due to his experience and leadership roles in the pharmaceutical industry.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Board Diversity Matrix

The composition of the Board of Directors currently includes one individual who is diverse under the Nasdaq listing rule regarding board diversity, representing gender diversity of 12.5%, as presented in the below Board Diversity Matrix. Under the Nasdaq listing rule, directors who self-identify as (i) female, (ii) an underrepresented minority or (iii) LGBTQ+ are defined as being diverse.

Board Diversity Matrix (As of April 21, 2022)
Total Number of Directors
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	7	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors, and sets forth their current positions at Adicet Bio and their ages as of April 15, 2022.

Name	Position Held with Adicet	Office Since	Age
Blake Aftab, Ph.D.	Chief Scientific Officer	2021	41
Francesco Galimi, M.D., Ph.D.	Chief Medical Officer	2019	54
Nick Harvey	Chief Financial Officer	2020	61
Don Healey, Ph.D.	Chief Technology Officer	2020	60

You should refer to “Class I Directors” above for information about our Chief Executive Officer and President, Chen Schor. Biographical information for our other executive officers, as of April 15, 2022, is set forth below.

Blake Aftab, Ph.D. has served as our Chief Scientific Officer since April 2021. Prior to Adicet, Dr. Aftab worked at Altara Biotherapeutics, Inc., where he served as Vice President and Head of Preclinical and Translational Sciences and other various leadership roles from April 2015 to March 2021. During his tenure at Altara, Dr. Aftab was responsible for research strategy and execution of Altara's preclinical science and translational medicine activities. Prior to that, Dr. Aftab held various roles of increasing responsibility at the University of California, San Francisco School of Medicine from October 2012 to August 2015. Dr. Aftab received his Ph.D. from the John Hopkins University School of Medicine and holds a B.S. in Pharmacology from the University of California.

Francesco Galimi, M.D., Ph.D. has served as our Chief Medical Officer since the completion of the merger of resTORbio and Former Adicet in September 2020 and previously served as Chief Medical Officer of Former Adicet since September 2019. Prior to Adicet, Dr. Galimi worked at Amgen Inc., where he served as Global Program General Manager, Early Development from August 2015 to September 2019. During his tenure at Amgen, he was responsible for the cross-functional strategy and execution of a portfolio of oncology programs, from pre-IND to late-stage. From November 2014 to August 2015, Dr. Galimi was the Head of Clinical Development at Onyx Pharmaceuticals Inc., where he led the Oncology

Clinical Development Group. From 2011 to 2014 he served in leadership roles at the Genomics Institute of the Novartis Research Foundation, leading the early development of a portfolio of oncology programs. Dr. Galimi holds a M.D. from the University of Torino Medical School with a specialty certification in Medical Oncology, and a Ph.D. in Human Oncology from the University of Torino Medical School.

Nick Harvey has served as our Chief Financial Officer since the completion of the merger of resTORbio and Former Adicet in September 2020. Previously, he served as the Chief Financial Officer since July 2018 and the Executive Vice President and Treasurer since October 2018 of Centrexion Therapeutics Corporation until December 2019, then as Senior Advisor through January 2020. From June 2017 through June 2018, he served as an independent consultant to private and public life science companies. Prior to that, Mr. Harvey served as the Chief Financial Officer of Radius Health Inc. from December 2006 to May 2017. Mr. Harvey received a Bachelor of Economics degree and a Bachelor of Laws degree with first-class honors from the Australian National University and an M.B.A. from the Harvard Business School.

Don Healey, Ph.D. has served as our Chief Technology Officer since October 2020. From February 2017 to October 2020, Dr. Healey served as the Senior Vice President, Operations and Site Head for KBI Biopharma, Inc., a biopharmaceutical contract services organization. From April 2010 to February 2017, Dr. Healey held multiple roles at Opexa Therapeutics, Inc. (Opexa) where he was responsible for all pre-clinical scientific development, closed-system process design and the scaling of Opexa’s autologous T-cell immunotherapy. From March 2001 to April 2010, Dr. Healey held various positions at Argos Therapeutics, Inc. and ML Laboratories, UK, (formerly Cobra Biotherapeutics). Dr. Healey received his Ph.D. from University of London, and holds a B.Sc. in Cellular Pathology from Bristol University.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP

AS ADICET BIO'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2022

Adicet Bio’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of KPMG LLP, or KPMG, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. KPMG has served as Adicet Bio’s independent registered public accounting firm since 2020. Prior to September 24, 2020, PricewaterhouseCoopers LLP, or PWC, served as the independent registered public accounting firm of Adicet Bio, Inc.

The audit committee is solely responsible for selecting Adicet Bio’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint KPMG as Adicet Bio’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of KPMG to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain KPMG. If the selection of KPMG is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Adicet Bio and its stockholders.

A representative of KPMG is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by KPMG LLP and PwC during the years ended December 31, 2021 and December 31, 2020.

Fee Category	Fiscal Year 2021	Fiscal Year 2020
Audit Fees(1)	$475,319	$690,000
Audit-Related Fees(2)	$841,500	$968,200
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$1,316,819	$1,658,200
(1)
Audit fees consist of fees for professional services provided by PwC and KPMG LLP for the audit of our annual financial statements, the review of interim consolidated financial statements included in our quarterly reports on Form 10-Q and consultations on accounting matters directly related to the audit. Of the audit fees incurred during the year ended December 31, 2020, $0.2 million were incurred by PwC and $0.5 million were incurred by KPMG.
(2)
Audit-related fees consisted of fees related to registration statements, comfort letters and consents. Of the audit-related fees incurred during the year ended December 31, 2021, $0.6 million was incurred by PwC and $0.2 million was incurred by KPMG. Of the audit-related fees incurred during the year ended December 31, 2020, $0.6 million was incurred by PwC and $0.4 million was incurred by KPMG.
(3)
There were no tax fees in fiscal years 2021 and 2020.
(4)
There were no other fees for fiscal years 2021 and 2020.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2021 and 2020 fiscal years, no services were provided to us by KPMG, as applicable, other than in accordance with the pre-approval policies and procedures described above.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS ADICET BIO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee recommended nominee for a position on our board of directors are as follows:

•
nominees should demonstrate high standards of personal and professional ethics and integrity;
•
nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;
•
nominees should have skills that are complementary to those of the existing board;
•
nominees should have the ability to assist and support management and make significant contributions to the Company’s success; and
•
nominees should have an understanding of the fiduciary responsibilities that is required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Adicet Bio, Inc., 200 Clarendon Street, Floor 6, Boston, Massachusetts 02116, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Applicable Nasdaq Stock Market LLC, or Nasdaq, rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all members of the board of directors, except Mr. Schor, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Mr. Schor is not an independent director under these rules because he is an executive officer of the Company.

Board Committees

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the audit committee, compensation committee, and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, and nominating and corporate governance committee is posted on the corporate governance section of our website, investor.adicetbio.com/corporate-governance/governance-highlights.

Audit Committee

Prior to March 2022, our audit committee was composed of Steve Dubin, Bastiano Sanna, Ph.D., Jeffrey A. Chodakewitz, M.D. and Andrew Sinclair, Ph.D. Dr. Chodakewitz resigned from the Audit Committee in January 2022. Currently, Mr. Dubin, Dr. Sanna, and Dr. Sinclair serve on the Audit Committee, which is chaired by Mr. Dubin. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Steve Dubin as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2021, the audit committee met six times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:

•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•
pre‑approving auditing and permissible non‑audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•
establishing policies and procedures for the receipt and retention of accounting‑related complaints and concerns;
•
recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10‑K;

•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•
preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
•
reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•
reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Carl Gordon, Ph.D., Jeffrey Chodakewitz, M.D., and Aya Jakobovits, Ph.D. serve on the Compensation Committee, which is chaired by Dr. Gordon. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the compensation committee met eight times. The compensation committee’s responsibilities include:

•
annually reviewing and recommending to the board of directors corporate goals and objectives relevant to the compensation of our chief executive officer;
•
evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determine the compensation of our chief executive officer;
•
reviewing and approving the compensation of our other executive officers;
•
reviewing and establishing our overall management compensation, philosophy, and policy;
•
reviewing and making recommendations to the board regarding our compensation and similar plans;
•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;
•
retaining and approving the compensation of any compensation advisors;
•
reviewing and making recommendations to our board of directors about our policies and procedures for the grant of equity‑based awards;
•
evaluating and making recommendations to the board of directors about director compensation;
•
preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement;
•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters; and
•
reviewing and discussing with the board of directors corporate succession plans for our chief executive officers and our other key officers.

Nominating and Corporate Governance Committee

Prior to November 2021, Steve Dubin, Aya Jakobovits, Ph.D. and Andrew Sinclair, Ph.D. served on the Nominating and Corporate Governance Committee. In November 2021, Dr. Jakobovits resigned from the Nominating and Corporate Governance Committee and, effective upon her resignation, Dr. Kauffman was appointed to serve on the Nominating and Corporate Governance Committee. Currently Dr. Sinclair, Dr. Kauffman, and Mr. Dubin serve on the Nominating and

Corporate Governance Committee, which is chaired by Dr. Sinclair. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the nominating and corporate governance committee three times. The nominating and corporate governance committee’s responsibilities include:

•
developing and recommending to the board of directors criteria for board and committee membership;
•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•
reviewing the size and composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•
identifying individuals qualified to become members of the board of directors;
•
recommending to the board of directors the persons to be nominated for election as directors and to each of the board of directors’ committees;
•
developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and
•
overseeing the annual evaluation of our board of directors and management.

The nominating and corporate governance committee considers candidates for Board of Director membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Board and Committee Meetings Attendance

The full board of directors met ten times during 2021. During 2021, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors and employees. Our insider trading policy expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at investor.adicetbio.com/corporate-governance/governance-highlights. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of chairman of the board is separated from the role of chief executive officer, and we plan to keep these roles separate. We believe that separating these positions allows our chief executive officer to focus on our day‑to‑day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day‑to‑day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Adicet Bio

Any interested party with concerns about our company may report such concerns to the board of directors or the chairman of our board of directors and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Adicet Bio, Inc.
200 Clarendon Street, Floor 6

Boston, Massachusetts 02116
United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to Adicet Bio’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Adicet Bio’s legal counsel, with independent advisors, with non-management directors, or with Adicet Bio’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Adicet Bio regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Adicet Bio has also established a toll-free telephone number for the reporting of such activity, which is 1-866-207-4643.

Director Compensation

The table below shows all compensation earned by or paid to our non-employee directors during 2021. Mr. Schor, our chief executive officer, did not receive any compensation for his services as director in 2021 and, consequently, is not included in this table. The compensation received by Mr. Schor during 2021 is set forth in the section of this Proxy Statement captioned “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned (1)	Option Awards (2)(3)	Total
Jeffrey A. Chodakewitz, M.D.	$41,290	$191,449	$232,739
Steve Dubin	54,000	191,449	245,449
Carl L. Gordon, Ph.D.	75,000	191,449	266,449
Aya Jakobovits, Ph.D.	43,511	191,449	234,960
Michael G. Kauffman M.D., Ph.D.(4)	4,767	229,898	234,665
Bastiano Sanna, Ph.D.	42,500	203,651	246,151
Andrew Sinclair, Ph.D.	41,948	583,336	625,284
Erez Chimovits(5)	7,398	—	7,398

(1)
Amounts represent cash compensation for services rendered by each member of the board of directors.
(2)
Amounts shown reflect the grant date fair value of stock option awards granted during 2021. The grant date fair value was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, Compensation — Stock Compensation, disregarding the effect of estimated forfeitures related to service-based vesting. These amounts reflect the accounting cost for the stock options and do not correspond to the actual economic value that may be received by the director upon exercise of the stock options. See note 18 to the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021 regarding assumptions we made in determining the fair value of option awards.

(3)
The following table shows the number of outstanding stock options held by our directors as of December 31, 2021:

Name	Number of Shares Underlying Outstanding Stock Options
Jeffrey A. Chodakewitz, M.D.	48,500
Steve Dubin	48,500
Carl L. Gordon, Ph.D.	48,500
Aya Jakobovits, Ph.D.	48,500
Michael G. Kauffman M.D., Ph.D.	37,000
Bastiano Sanna, Ph.D.	48,500
Andrew Sinclair, Ph.D.	48,500
(4)
Dr. Kauffman was appointed to the Board effective as of November 17, 2021.
(5)
Mr. Chimovits resigned from the Board on March 2, 2021. Mr. Chimovits’ resignation was not the result of any disagreement with the Company or its Board of Directors or any matter relating to the Company’s operations, policies, or practices.

Under our director compensation program, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Member Annual Fee	Chairperson Additional Annual Fee
Board of Directors	$35,000	$30,000
Audit Committee	7,500	7,500
Compensation Committee	5,000	5,000
Nominating and Corporate Governance Committee	4,000	4,000

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred by our non-employee directors in connection with attending our meetings of the board of directors and committees thereof.

Executive Compensation

Summary Compensation Table

The following table sets forth information regarding compensation award to, earned by, or paid to each of our named executive officers for services rendered to us in all capacities during the fiscal year ended December 31, 2021. The following table also presents information regarding compensation awarded to, and earned by, and paid to each such individual during the fiscal year ended December 31, 2020, to the extent such individual was a named executive officer for such year.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($) (5)	All Other Compensation ($) (6)		Total
Chen Schor	2021	535,754	—	1,951,200	6,939,024	321,600	9,420	(7)	9,756,998
President and Chief Executive Officer	2020	499,216	—	815,280	9,710,925	212,167	38,700		11,276,287
Nick Harvey	2021	396,815	—	650,400	1,131,835	190,560	9,420	(8)	2,379,030
Chief Financial Officer
Francesco Galimi	2021	412,800	—	650,400	1,039,071	198,240	40,349	(9)(10)	2,340,860
Chief Technology Officer	2020	389,212	162,500	—	821,610	115,790	38,677		1,527,789

(1)
The amounts reported in the “Salary” column set forth the base salary earned during each fiscal year.
(2)
The amounts reported in the “Bonus” column set forth the discretionary bonuses.

(3)
The amounts reported in the “Stock Awards” column for 2021 reflect the grant date fair value of restricted stock units granted in 2021. The amounts are computed in accordance with the provisions of ASC, Topic 718 disregarding the effect of estimated forfeitures related to service-based vesting. These amounts reflect the accounting cost for the restricted stock units and do not correspond to the actual economic value that may be received by the named executive officer upon vesting or settlement of the restricted stock units. See Note 18 to our consolidated financial statements appearing at the end of our Annual Report on Form 10-K regarding certain assumptions underlying the valuation of equity awards. The amounts reported for 2020 set forth the expense recognized upon the acceleration and settlement of restricted stock units at the close of the Merger.
(4)
The amounts reported in the “Option Awards” column set forth the grant date fair value of options to purchase shares of the Company’s common stock granted during each fiscal year. The amounts are computed in accordance with the provisions of ASC, Topic 718 disregarding the effect of estimated forfeitures related to service-based vesting. These amounts reflect the accounting cost for the stock options and do not correspond to the actual economic value that may be received by the named executive officer upon exercise of the stock options. See Note 18 to our consolidated financial statements appearing at the end of our Annual Report on Form 10-K regarding certain assumptions underlying the valuation of equity awards.
(5)
The amounts reported in the “Non-Equity Incentive Plan Compensation” column set forth the amount of compensation earned by the executive officers under the Company’s annual performance-based bonus program during each fiscal year.
(6)
The amounts reported in the “All Other Compensation” column set forth all of the compensation for each fiscal year that we could not properly report in any other column of the table, including the incremental cost to the Company of perquisites and other personal benefits such as 401(k) match contributions, Holiday pay, relocation assistance, and mobile phone allowances.
(7)
Amount includes 401(k) matching contributions of $8,700 and $720 for a mobile phone allowance.
(8)
Amount includes 401(k) matching contributions of $8,700 and $720 for a mobile phone allowance.
(9)
Amount includes 401(k) matching contributions of $8,700, $720 for a mobile phone allowance, and $30,929 in relocation assistance.
(10)
Dr. Galimi was appointed the Chief Medical Officer on September 23, 2019 and received a signing bonus of $325,000 paid in two tranches of $162,500 in 2019 and 2020.

Narrative to Summary Compensation Table

Our board of directors and Compensation Committee review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our Company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus or long-term incentives.

Our Compensation Committee has historically reviewed and made recommendations to our board of directors regarding the compensation to be paid to our chief executive officer and determined the compensation of our other executive officers. Our Compensation Committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all executives other than the chief executive officer. Based on those discussions and its discretion, taking into account the factors noted above, the Compensation Committee then approves the compensation of our executive officers other than the chief executive officer without members of management present. Our board of directors discusses the Compensation Committee’s recommendations and ultimately approves the compensation of our chief executive officer without members of management present. Aon Consulting, Inc., or Aon Consulting, advised the board of directors and the Compensation Committee on certain compensation matters and decisions during fiscal year 2021. Aon Consulting served at the discretion of the Compensation Committee and did not provide any other services to the Company during fiscal year 2021 other than those for which they were engaged by the Compensation Committee. Our Compensation Committee requires that its compensation consultants be independent of Company management and performs an annual assessment of the compensation consultants’ independence to determine whether the consultants are independent. Our Compensation Committee has determined that Aon Consulting is independent and that its respective work has not raised any conflicts of interest.

Annual base salary

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our 2021 named executive officers. Base salaries for our named executive officers are reviewed annually by our Compensation Committee, typically in connection with our annual performance review process, and adjusted from time to time, based on the recommendation of the Compensation Committee, to realign salaries with market levels after taking into account individual responsibilities, performance and experience. None of our 2021 named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

During 2021, the annual base salaries for each of Mr. Schor, Mr. Harvey, and Dr. Galimi were $535,754, $396,815, and $412,800, respectively.

Annual bonus

Our named executive officers, as well as other executive officers, are eligible to participate in our Cash Incentive Bonus Plan, or the Bonus Plan, which is an annual bonus program intended to reward our named executive officers for meeting objective or subjective performance goals for a fiscal year. The Bonus Plan provides for cash payments based upon the attainment of performance targets established by the Compensation Committee, which may relate to financial and operational measures or objectives with respect to the Company. Each executive officer who is selected to participate in the Bonus Plan will have a target bonus opportunity set for each performance period.

With respect to performance in fiscal year 2021, the target bonus opportunity as a percentage of base salary for each of Mr. Schor, Nick Harvey, and Dr. Galimi were 50%, 40%, and 40%, respectively.

The 2021 corporate goals used in our 2020 Cash Incentive Bonus Plan were proposed by management, and reviewed and approved by our Compensation Committee and our Board in January 2021. The Board considered and assigned a relative weight to each corporate goal to appropriately focus efforts on achievements that were intended to enhance stockholder value.

Based on the Company’s achievement of certain performance goals and metrics related to our 2021 corporate objectives, the Compensation Committee determined that the bonuses would be paid at 120% of target for each named executive officer and paid in the amounts as set forth above in the Summary Compensation Table.

Long‑term equity incentives

Our equity grant program is intended to align the interests of our named executive officers with those of our stockholders and to motivate them to make important contributions to our performance. In addition, the vesting requirements of our equity awards contribute to executive retention by providing an incentive to our executive officers to remain employed by us during the vesting period.

Significant equity awards are granted at the time an executive officer commences employment. Thereafter, equity awards may be granted at varying times and in varying amounts in the discretion of our Compensation Committee or, if awards are being granted to the Chief Executive Officer, in the discretion of the Board, but are generally made once a year. None of our executive officers is currently party to an employment agreement that provides for an automatic grant of long-term equity incentives.

During the fiscal year ended December 31, 2021, we granted stock options to each of our named executive officers, as shown in more detail in the “Outstanding Equity Awards at Fiscal Year End” table below.

401(k) Savings Plan

We maintain a 401(k) retirement savings plan for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan. The 401(k) plan authorizes employer discretionary match contributions. We match 50% of the contributions that eligible participants make to the 401(k) plan up to 6.00% of the participant’s eligible compensation.

Health and Welfare Benefits

All of our full-time employees, including our executive officers, are eligible to participate in our health and welfare benefits, including medical, dental and vision insurance, medical and dependent care flexible spending accounts, group life and disability insurance, and 401(k) plan. Named executive officers are eligible to participate in all our employee benefit plans, in each case on the same basis as other employees.

We do not offer any defined benefit pension plans or nonqualified defined compensation arrangements for our employees, including our named executive officers.

Perquisites and Personal Benefits

Our policy in 2021 was not to provide significant perquisites and personal benefits to our executive officers, including our named executive officers, other than reimbursements for relocation and commuting expenses and certain other de minimis perquisites to our executive officers, including our named executive officers.

Outstanding Equity Awards at 2021 Fiscal Year End Table

The following table presents information regarding all outstanding stock options and stock awards held by each of our named executive officers on December 31, 2021. All equity awards in the table below were granted under our equity compensation plans.

		Option Awards					Stock Awards
	Grant Date	Number of Securities Underlaying Unexercised Options		Vesting Type	Option Exercise Price	Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units that Have Not Vested ($)
Name		Exercisable	Unexercisable
Chen Schor	9/15/2020	36,857	—	(1)	$8.89	12/5/2029	—	—
	9/17/2020	272,534	599,577	(3)	16.11	9/17/2030	—	—
	1/13/2021	55,000	185,000	(3)	13.27	1/13/2031	—	—
	2/12/2021	87,833	333,767	(3)	16.82	2/12/2031	—	—
	10/1/2021	—	—	(4)	—	10/31/2031	240,000	1,951,200
Nick Harvey	9/17/2020	61,218	134,680	(2)	16.11	9/17/2030	—	—
	1/13/2021	—	90,000	(2)	13.27	1/13/2031	—	—
	2/12/2021	—	28,200	(2)	16.82	2/12/2031	—	—
	10/1/2021	—	—	(4)	—	10/31/2031	80,000	650,400
Francesco Galimi	10/15/2019	65,255	56,186	(2)	12.23	10/27/2030	—	—
	9/17/2020	24,146	53,123	(3)	16.11	9/17/2030	—	—
	1/13/2021	18,333	61,667	(3)	13.27	1/13/2031	—	—
	2/12/2021	5,916	22,484	(3)	12.23	1/13/2031	—	—
	10/1/2021	—	—	(4)	—	10/1/2031	80,000	650,400

(1)
Fully vested on the date of grant.
(2)
25% of the Shares subject to the Option vest twelve (12) months after the Vesting Commencement Date, and 1/36th of the remaining unvested Shares subject to the Option vest on each of the next thirty-six (36) monthly anniversaries of the Vesting Commencement Date thereafter, provided that the Optionee remains in Continuous Service as of the applicable vesting date.
(3)
1/48th of the Shares subject to the Option vest on each of the next forty-eight (48) monthly anniversaries of the Vesting Commencement Date, provided that the Optionee remains in Continuous Service as of the applicable vesting date.
(4)
These Restricted Stock Units (RSUs) vest in two (2) annual installments of 20% of the shares vesting, with the first tranche vesting on October 1, 2022 and the second tranche vesting on October 1, 2023. The remaining shares vest upon achievements of specific milestones outlined in the employee's Restricted Stock Unit Agreement.

Employment Arrangements with Our Named Executive Officers

Chen Schor

In March 2017, we entered into an offer letter with Mr. Schor, as amended in January 2018 and September 2020. Under his amended offer letter, Mr. Schor is entitled to receive an annual base salary, an annual target bonus expressed as a percentage of his annual base salary, reimbursements for reasonable expenses, and is eligible to participate in our employee benefit plans, subject to the terms of such plans.

In the event Mr. Schor’s employment is terminated by us without cause or by him for good reason, Mr. Schor shall be entitled to receive, subject to his execution and non-revocation of a release in favor of the Company (i) an amount equal to twelve (12) months of the Executive’s Base Salary (the “Severance Amount”);, (ii) any unpaid bonus earned for the year preceding the date of Executive’s employment termination, payable at the time it otherwise would have been paid had the Executive’s employment with the Company not terminated; and (iii) a monthly cash payment (including a gross up payment to account for applicable taxes and withholdings) equal to the monthly employer contribution that the Company would have made to provide health insurance to the Executive and covered dependents if the Executive had remained employed by the Company until the earliest of (A) the twelve (12) month anniversary of the Date of Termination; (B) the date that the Executive becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of the Executive’s health continuation rights under COBRA. The amounts payable under (i) and (iii), to the extent taxable, shall be paid out in substantially equal installments in accordance with the Company’s payroll practice over twelve (12) months commencing within 60 days after the Date of Termination.

Mr. Schor’s amended offer letter further provides that, in the event that his employment is terminated by us without cause or by him for good reason, and such termination occurs 3 months prior to or within the 12-month period following a change of control, then in lieu of the payments and benefits described above, Mr. Schor shall be entitled to receive, subject to his execution and non-revocation of a release in favor of the Company, (i) a lump sum cash payment equal to 1.5 times the sum of his then current base salary and target annual incentive compensation for the then-current year (or the target annual incentive compensation in effect immediately prior to the Change in Control, if higher), (ii) a lump sum cash payment of any unpaid bonus earned for the year preceding the date of Mr. Schor’s employment termination, payable at the time it otherwise would have been paid had Mr. Schor’s employment with the Company not terminated, (iii) a monthly cash payment (including a gross up payment to account for applicable taxes and withholdings) equal to the monthly employer contribution that the Company would have made to provide health insurance to the Executive and covered dependents if the Executive had remained employed by the Company until the earliest of (A) the eighteen (18) month anniversary of the Date of Termination; (B) the date that the Executive becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of the Executive’s health continuation rights under COBRA, and (iv) full acceleration of all time-based stock options and other time-based stock-based awards held by Mr. Schor. All references to “cause,” “good reason” and “change in control” are as defined in his amended offer letter.

Nick Harvey

On September 16, 2020, we entered into an employment agreement with Nick Harvey for the position of Chief Financial Officer. Under the terms of the employment agreement, Mr. Harvey is entitled to receive an annual base salary, an annual target bonus expressed as a percentage of his annual base salary based upon our board of directors’ assessment of Mr. Harvey’s performance and our attainment of targeted goals as set by the board of directors in its sole discretion, reimbursements for reasonable expenses, and is eligible to participate in our employee benefit plans, subject to the terms of reimbursements for reasonable expenses, and is eligible to participate in our employee benefit plans, subject to the terms of such plans. In addition, pursuant to the terms of the employment agreement, Mr. Harvey was granted an option to purchase 195,898 shares of our common stock, or the New Hire Award. The New Hire Award will vest over four years, with 25% of the shares vesting on the one-year anniversary of Mr. Harvey’s start date and the remaining shares vesting in thirty-six equal monthly installments thereafter, subject to Mr. Harvey’s continued service to our Company through the applicable vesting date. Mr. Harvey also entered into an Employee Confidentiality, Assignment and Noncompetition Agreement with us, the terms of which are incorporated into his employment agreement.

Under the employment agreement, in the event of a “change in control” (as such terms are defined in his employment agreement and subject to the terms and conditions therein), then Mr. Harvey will be entitled to (1) a lump sum cash payment equal to the sum of his then-current annual base salary (or his base salary in effect immediately prior to the change in control, if higher) and his target bonus for the then-current year (or his target bonus in effect immediately prior to the change in control, if higher), (2) any unpaid bonus earned for the year preceding the date of Mr. Harvey’s employment termination, payable at the time it would otherwise have been paid had his employment not terminated, (3) full acceleration of all time-based stock options and other time-based stock awards held by Mr. Harvey, and (4) monthly cash payments equal to the monthly employer contribution that Adicet would have made to provide health insurance for Mr. Harvey and any covered dependents for up to 12 months.

Francesco Galimi, M.D., Ph.D.

In September 2019, we entered into an employment agreement with Dr. Galimi, as amended in April 2020 and September 2020. Under his amended agreement, Dr. Galimi is entitled to receive an annual base salary, an annual target bonus expressed as a percentage, reimbursements for reasonable expenses, and is eligible to participate in our employee benefit plans, subject to the terms of such plans. The company provided Dr. Galimi with a signing bonus upon his hire of $325,000 paid in two tranches of $162,500 in 2019 and 2020. The company also provides Dr. Galimi with a fully taxable commuter reimbursement for reasonable travel and lodging expense of up to $6,000 per month (for up to two years from his start date), less all required deductions and withholdings. In October 2021, the company amended the terms of Dr. Galimi's agreement to extend the taxable commuter reimbursement through to September 2022. If during the term of Dr. Galimi’s employment, he chooses to relocate, the Company will make a fully taxable lump sum payment to cover reasonable moving expenses, up to a maximum of $60,000, as amended April 2020.

In the event Dr. Galimi’s employment is terminated by us without cause or by him for good reason, Dr. Galimi will be eligible to receive, subject to his execution and non-revocation of a release in favor of the Company, (i) an amount equal to nine (9) months of the Executive’s Base Salary (the “Severance Amount”);, (ii) any unpaid bonus earned for the year preceding the date of Executive’s employment termination, payable at the time it otherwise would have been paid had the Executive’s employment with the Company not terminated; and (iii) a monthly cash payment (including a gross up payment to account for applicable taxes and withholdings) equal to the monthly employer contribution that the Company would have made to provide health insurance to the Executive and covered dependents if the Executive had remained employed by the Company until the earliest of (A) the nine (9) month anniversary of the Date of Termination; (B) the date that the Executive becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of the Executive’s health continuation rights under COBRA. The amounts payable under (i) and (iii), to the extent taxable, shall be paid out in substantially equal installments in accordance with the Company’s payroll practice over nine (9) months commencing within 60 days after the Date of Termination.

Dr. Galimi’s employment agreement further provides that, in the event that his employment is terminated by us without cause or by him for good reason, and such termination occurs within the 12-month period following a change of control, then in lieu of the payments and benefits described above, Dr. Galimi shall be entitled to receive, subject to his execution and non-revocation of a release in favor of the Company, (i) a lump sum in cash in an amount equal to one (1) times the sum of (A) the Executive’s then-current Base Salary (or the Executive’s Base Salary in effect immediately prior to the Change in Control, if higher) plus (B) the Executive’s Target Bonus for the then-current year (or the Executive’s Target Bonus in effect immediately prior to the Change in Control, if higher), (ii) any unpaid bonus earned for the year preceding the date of Executive’s employment termination, payable at the time it otherwise would have been paid had the Executive’s employment with the Company not terminated, (iii) 100% acceleration of all time-based equity awards held as of the date of termination and (iv) subject to his election of COBRA health continuation coverage, for up to twelve (12) months or his COBRA health continuation period, whichever ends earlier, a monthly cash payment equal to the monthly employer contribution that the Company would have made to provide health insurance to him if he has remained employed by the Company. All references to “cause,” “good reason” and “change in control” are as defined in his employment agreement.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. Our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Equity Compensation Plan Information

The following table provides information as of December 31, 2021 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(5)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities in First Column)
Equity compensation plans approved by security holders(1)(2)(3)(4)	4,284,474	(6)	$14.06	1,961,338
Equity compensation plans not approved by security holders	362,503	(7)	14.33	n/a
Total	4,646,977		$14.09	1,961,338

(1)
Includes the following plans: our 2014 Share Option Plan (the "2014 Plan"), 2015 Stock Incentive Plan (the "2015 Plan"), 2017 Stock Incentive Plan (the “2017 Plan”), 2018 Stock Option and Incentive Plan (the “2018 Plan”), and 2018 Employee Stock Purchase Plan (the “2018 ESPP”). Since the date of effectiveness of the 2018 Plan, the Company has not and will not grant any further awards under the 2017 Plan. However, any shares of common stock subject to awards under the 2017 Plan that expire, terminate, or otherwise are surrendered, canceled, forfeited or repurchased without having been fully exercised or resulting in any common stock being issued will become available for issuance under the 2018 Plan. As of December 31, 2021, there are no outstanding options under the 2017 Plan.
(2)
As of December 31, 2021, a total of 5,136,003 shares of our common stock are authorized for issuance pursuant to the 2018 Plan, which number excludes the 1,986,845 shares that were added to the 2018 Plan as a result of the automatic annual increase of 4% on January 1, 2022.
(3)
As of December 31, 2021, a total of 524,775 shares of our common stock are authorized for issuance pursuant to the 2018 ESPP, which number excludes the 397,369 shares that were added to the 2018 ESPP as a result of the automatic annual increase of 1% on January 1, 2022.
(4)
As of December 31, 2021, an aggregate of 915,657 shares of common stock were issuable upon the exercise of outstanding stock options under the 2015 Plan at a weighted average exercise price of $11.46 per share and an aggregate of 22,987 shares of common stock were issuable upon the exercise of outstanding stock options under the 2014 Plan at a weighted average exercise price of $1.61 per share. As of December 31, 2021, a total of 277,339 shares of our common stock were available for issuance under the 2015 Plan. Since the date of effectiveness of the Merger, the Company has not and will not grant any further awards under the 2014 Plan.
(5)
Since restricted stock units and performance stock units do not have any exercise price, such units are not included in the weighted average exercise price calculations above.
(6)
Includes: (i) an aggregate of 2,574,170 shares of common stock issuable upon the exercise of outstanding stock options under the 2017 Plan and 2018 Plan; (ii) 771,660 shares of common stock issuable upon the vesting of RSUs and PSUs under the 2018 Plan; (iii) 915,657 shares of common stock issuable upon the exercise of outstanding stock options under the 2015 Plan; and (iv) 22,987 shares of common stock issuable upon the exercise of outstanding stock options under the 2014 Plan.
(7)
Represents option awards or restricted stock units granted to individuals as an inducement material to the individual’s entry into employment with us. Each such grant was approved by our Compensation Committee. Under applicable Nasdaq listing rules, inducement grants are not subject to stockholder approval. In January 2022, our board of directors approved the 2022 Inducement Plan (the “Inducement Plan”) and authorized 1,000,000 shares for issuance under the Inducement Plan. The Inducement Plan is not reflected in the table above as it was approved after December 31, 2021.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2021 and 2020) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Funding Agreement and Concurrent Private Placement

In connection with the Merger between resTORbio, Inc. and the former Adicet Bio, Inc., in April 2020, we entered into a Funding Agreement with certain of our investors, including entities affiliated with OrbiMed Advisors LLC ("OrbiMed Advisor") and Regeneron Pharmaceuticals, Inc., pursuant to which the investors agreed to fund a certain amount into an escrow account to be used to subscribe for shares of our common stock in a future concurrent private placement.

In February 2021, in connection with our February 2021 follow-on public offering and pursuant to the Funding Agreement and an additional non-escrow funding agreement with certain investors executed in September 2020, we entered into a stock purchase agreement (the “Purchase Agreement”) with certain of our investors, including entities affiliated with OrbiMed Advisors, for the sale of $15.0 million of shares of our common stock at a price per share equal to the public offering price of $13.00 per share, resulting in the issuance of an aggregate of 1,153,840 shares of our common stock. On May 13, 2021, we filed a Registration Statement on Form S-3 (File No. 333-256088), dated May 21, 2021, to register 1,153,840 shares of common stock.

The following table summarizes the purchases on February 12, 2021 of our common stock by our 5% stockholders at such date and prior to such purchases:

Name of Purchaser	Shares Purchased	Aggregate Purchase Price
OrbiMed Private Investments V, LP(1)	420,299	$5,463,897
OrbiMed Israel Partners II, L.P.(2)	104,050	1,352,652
aMoon 2 Fund Limited Partnership(3)	110,447	1,435,812
(1)
OrbiMed Capital GP V LLC ("GP V") is the general partner of OrbiMed Private Investments V, LP ("OPI V"), and OrbiMed Advisors is the managing member of GP V. By virtue of such relationships, GP V and OrbiMed may be deemed to have voting and investment power with respect to the securities held by OPI V noted above and as a result may be deemed to beneficially own such securities for purposes of Rule 13d-3 under the Exchange Act. OrbiMed Advisors exercises this investment and voting power through a management committee comprised of the Carl L. Gordon, Sven H. Borho, and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the Shares held by OPI V. Dr. Gordon is a member of our board of directors. As detailed in the section of this proxy statement entitled “Principal Stockholders”, entities affiliated with OrbiMed hold greater than 5% of our outstanding common stock.
(2)
OrbiMed Israel Partners Limited Partnership ("OIP") is the holder of record. OrbiMed Israel BioFund GP Limited Partnership ("OrbiMed BioFund") is the general partner of OIP, and OrbiMed Israel GP Ltd. ("OrbiMed Israel GP") is the general partner of OrbiMed BioFund. By virtue of such relationships, OrbiMed BioFund and OrbiMed Israel GP may be deemed to have voting and investment power with respect to the shares held directly by OIP noted above and, as a result, may be deemed to beneficially own such securities for purposes of Rule 13d-3 under the Exchange Act. OrbiMed Israel GP exercises this investment and voting power through a management committee comprised of the Carl L. Gordon, Jonathan T. Silverstein, Nissim Darvish, Anat Naschitz, and Erez Chimovits, each of whom disclaims beneficial ownership of the shares held by OIP. Dr. Gordon is a member of our board of directors. Mr. Chimovits was a former member of our Board and resigned on March 2, 2021. As detailed in the section of this proxy statement entitled “Principal Stockholders”, entities affiliated with OrbiMed hold greater than 5% of our outstanding common stock.
(3)
Yair Schindel, a former member of our Board who resigned on November 24, 2020, is the sole shareholder of aMoon General Partner Ltd., which is the sole general partner of aMoon 2 Fund G.P. Limited Partnership, which is the sole general partner of aMoon 2 Fund Limited Partnership, which directly holds the shares purchased in the February 2021 private placement.

Limitation of Liability and Indemnification of Officers and Directors

Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•
any breach of their duty of loyalty to our company or our stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or
•
any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

In addition, we adopted bylaws which provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.

We have entered into and in the future plan to enter into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Related Person Transaction Policy

Our board of directors adopted a written related person transactions policy providing that transactions with our directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by our audit committee. This policy became effective on January 25, 2018, the date our registration statement for our initial public offering became effective. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

As appropriate for the circumstances, the audit committee will review and consider:

•
the related person’s interest in the related person transaction;
•
whether the transaction was undertaken in the ordinary course of our business; and
•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 7, 2021 by:

•
each of our directors;
•
each of our named executive officers;
•
all of our directors and executive officers as a group; and
•
each person, or group of affiliated persons, who is known by us to beneficially own greater-than-5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 40,004,024 shares of our common stock outstanding as of April 7, 2022.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 7, 2022 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Adicet Bio, Inc., 200 Clarendon Street, Floor 6, Boston, Massachusetts 02116.

Name of Beneficial Owner(1)	Shares	Percentage of Shares
Greater than 5% Stockholders
Entities affiliated with OrbiMed(2)	7,482,307	18.7%
Avidity Partners Management LP(3)	3,034,004	7.6%
RTW Investments(4)	3,023,744	7.6%
Abingworth Bioventures 8 LP(5)	2,148,847	5.4%

Named Executive Officers and Directors
Chen Schor(6)	865,816	2.1%
Francesco Galimi, M.D., Ph.D.(7)	227,955	*
Nick Harvey(8)	157,939	*
Jeffrey Chodakewitz, M.D.(9)	35,166	*
Steve Dubin(10)	35,166	*
Carl Gordon, Ph.D.(2)	7,482,307	18.7%
Aya Jakobovits, Ph.D.(11)	885,930	2.2%
Bastiano Sanna, Ph.D.(12)	33,337	*
Andrew Sinclair, Ph.D.(5)	2,148,847	5.4%
Michael Kauffman, M.D., Ph.D.(13)	6,166	*
All Current Executive Officers and Directors as a Group (12 persons)(14)	12,048,308	29.2%

* Represents beneficial ownership of less than one percent.

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o Adicet Bio, Inc., 200 Clarendon Street, Floor 6, Boston, Massachusetts 02116.
(2)
Information herein is based on the Schedule 13D filed with the SEC on December 14, 2021 by entities affiliated with OrbiMed. Consists of (i) 214,285 shares of common stock held by OrbiMed Genesis Master Fund, L.P. (“Genesis”), (ii) 902,885 shares of common stock held by OrbiMed Israel Partners Limited Partnership (“OIP”), (iii) 396,657 shares of common stock held by OrbiMed Israel Partners II, L.P. (“OIP II”), (iv) 5,243,259 shares of common stock held by OrbiMed Private Investments V, LP (“OPI V”), (v) 690,055 shares of common stock held by OrbiMed Private Investments VI, LP (“OPI VI”), and (vi) 35,166 shares of common stock issuable upon exercise of options exercisable within 60 days of April 7, 2022 held by Carl L. Gordon, Ph.D. OrbiMed Genesis GP LLC (“Genesis GP”) is the general partner of Genesis and OrbiMed Advisors LLC (“OrbiMed Advisors”) is the managing member of Genesis GP. By virtue of such relationships, Genesis GP and OrbiMed Advisors may be deemed to have voting power and investment power over the securities held by Genesis and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Israel BioFund GP Limited Partnership (“BioFund GP”) is the general partner of OIP and OrbiMed Israel GP Ltd. (“Israel GP”) is the general partner of BioFund GP. By virtue of such relationships, BioFund GP and Israel GP may be deemed to have voting power and investment power over the securities held by OIP and as a result, may be deemed to have beneficial ownership over such securities. Israel GP exercises its investment and voting power through a management committee comprised of Carl L. Gordon, Erez Chimovits, and Anat Naschitz, each of whom disclaims beneficial ownership of the shares held by OIP. OrbiMed Israel GP II, L.P. (“Israel GP II”) is the general partner of OIP II and OrbiMed Advisors Israel II Limited (“Advisors Israel”) is the general partner of Israel GP II. By virtue of such relationships, Israel GP II and Advisors Israel may be deemed to have voting power and investment power over the securities held by OIP II and as a result, may be deemed to have beneficial ownership over such securities. Advisors Israel exercises its investment and voting power through a management committee comprised of Carl L. Gordon, David P. Bonita, Erez Chimovits, and Anat Naschitz, each of whom disclaims beneficial ownership of the shares held by OIP II. OrbiMed Capital GP V LLC (“GP V”) is the general partner of OPI V and OrbiMed Advisors is the managing member of GP V. By virtue of such relationships, GP V and OrbiMed Advisors may be deemed to have voting power and investment power over the securities held by OPI V and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Capital GP VI LLC (“GP VI”) is the general partner of OPI VI and OrbiMed Advisors is the managing member of GP VI. By virtue of such relationships, GP VI and OrbiMed Advisors may be deemed to have voting power and investment power over the securities held by OPI VI and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Advisors exercises its investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the shares held by Genesis, OPI V, and OPI VI. Dr. Gordon, a member of OrbiMed Advisors, is a member of our board of directors. OrbiMed Advisors has its principal offices at 601 Lexington Avenue, 54th Floor, New York, New York 10022. Israel GP and Advisors Israel II have their principal offices at 89 Medinat Hayehudim St., building E, Herzliya 4614001 Israel.
(3)
Consists of 3,034,004 shares of common stock reported on a Schedule 13G by Avidity Partners Management LP filed on February 14, 2022. Avidity Partners Management LP, Avidity Partners Management (GP) LLC, Avidity Capital Partners Fund (GP) LP, Avidity Capital Partners (GP) LLC , (collectively, the “Avidity Funds”), David Witzke and Michael Gregory share power to vote, dispose, direct the vote or disposition of 3,034,004 shares of common stock while Avidity Master Fund LP has the shared power to vote, dispose, direct the vote or disposition of 2,416,166 shares of common stock. Avidity Partners Management has its principal offices at 2828 N Harwood Street, Suite 1220, Dallas, Texas 75201.
(4)
Consists of 3,023,744 shares of common stock reported on a Schedule 13G by RTW Investments, LP filed on December 15, 2021. All shares are held by RTW Master Fund, Ltd. and one or more private funds managed by RTW Investments, LP (collectively, the "RTW Funds"). RTW Investments, LP, RTW Master Fund, Ltd, and Roderick Wong share the power to vote, dispose, direct the vote or disposition of 3,023,744 shares of common stock while RTW Master Fund, Ltd has the shared power to vote, dispose, direct the vote or disposition of 2,000,238 shares of commons stock. RTW Investments, LP may be deemed to beneficially own the shares and Mr. Wong is the Managing Partner of the Adviser. The RTW Funds disclaim beneficial ownership of the shares, except to the extent of their pecuniary interest therein. RTW Investments has its principal offices at 40 10th Avenue, Floor 7, New York, New York 10014.
(5)
Consists of (i) 2,115,385 shares of common stock reported on a Form 4/A filed by Andrew Sinclair on December 13, 2021 and (ii) 33,462 shares of common stock issuable upon exercise of options exercisable within 60 days of April 7, 2022 held by Andrew Sinclair, Ph.D.. All shares are held by Abingworth Bioventures 8 LP (“ABV 8”). Abingworth Bioventures 8 GP LP (“Abingworth GP”) serves as the general partner of ABV 8. Abingworth General Partner 8 LLP (“Abingworth GP 8”) serves as the general partner of Abingworth GP. ABV 8 (acting by its general partner Abingworth GP, acting by its general partner Abingworth GP 8) has delegated to Abingworth LLP, all investment and dispositive power over the securities held by ABV 8. Dr. Sinclair is a partner of Abingworth LLP and member of our board of directors. An investment committee approves investment and voting decisions by a majority vote, and no individual member has the sole control or voting power over the shares held by ABV 8. Dr. Sinclair is a member of the investment committee of ABV 8. From time to time, the investment committee may delegate investment and voting authority over certain securities held by ABV 8 to employees of Abingworth LLP, subject to the supervision and oversight of the investment committee, including any limits on such authority imposed by the investment committee in its discretion and the right of the investment committee to revoke such authority at any time. Dr Sinclair disclaims beneficial ownership of the shares held by ABV 8, except to the extent of his pecuniary interest therein if any. Under an agreement between Dr Sinclair and Abingworth LLP, Dr Sinclair is deemed to hold the options and any shares of common stock issuable upon exercise of the options, for the benefit of ABV 8, and must exercise the options solely upon the direction of Abingworth LLP. ABV 8 may be deemed the indirect beneficial owner of the options, and Dr Sinclair may be deemed the indirect beneficial owner of the options through his indirect interest in ABV 8. Dr Sinclair disclaims beneficial ownership of the options except to the extent, if any, of his pecuniary interest therein. The address for ABV 8 is c/o Abingworth LLP, Princes House, 38 Jermyn Street, London, England SW1Y 6DN.

(6)
Consists of (i) 53,424 shares of common stock held by Mr. Schor, (ii) 74,841 shares of common stock held directly by an irrevocable family trust having an independent trustee, (iii) 89,836 shares of common stock held directly by an irrevocable family trust having an independent trustee, and (iv) 647,715 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 7, 2022.
(7)
Consists of 27,917 shares of common stock and 200,038 shares of common stock issuable upon exercise of options exercisable within 60 days of April 7, 2022.
(8)
Consists of 22,608 shares of common stock and 135,331 shares of common stock issuable upon exercise of options exercisable within 60 days of April 7, 2022.
(9)
Consists of 35,166 shares of common stock issuable upon exercise of options exercisable within 60 days of April 7, 2022.
(10)
Consists of 35,166 shares of common stock issuable upon exercise of options exercisable within 60 days of April 7, 2022.
(11)
Consists of (i) 356,343 shares of common stock held directly by an irrevocable family trust of which Dr. Jakobovits' spouse is the trustee and Dr. Jakobovits' daughter is the beneficiary, (ii) 356,345 shares of common stock held directly by an irrevocable family trust of which Dr. Jakobovits' spouse is the trustee and Dr. Jakobovits' son is the beneficiary, (iii) 138,076 shares of common stock held by a revocable trust of which Dr. Jakobovits and her spouse are co-trustees, and (iv) 35,166 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 7, 2022.
(12)
Consists of 33,337 shares of common stock issuable upon exercise of options exercisable within 60 days of April 7, 2022.
(13)
Consists of 6,166 shares of common stock issuable upon exercise of options exercisable within 60 days of April 7, 2022.
(14)
Includes (i) the shares described in notes (2), (5) and notes (6) through (13) above, (ii) 41,837 shares of common stock held by other executive officers Blake Aftab, Ph.D., our Chief Scientific Officer and Don Healey, Ph.D., our Chief Technology Officer, and (iii) 127,842 shares of common stock issuable upon exercise of options exercisable within 60 days of April 7, 2022 held by Drs. Aftab and Healey.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who hold more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. The SEC has designated specific deadlines for these reports, and we are required to disclose in this proxy statement any failure to file these reports by the required due dates.

On January 3, 2022, January 5, 2022, and February 9, 2022, a total of 24,000 shares of the Company's common stock were sold pursuant to a Rule 10b5-1 trading plan adopted by trusts in which Dr. Jakobovits' spouse is the trusteed and Dr. Jakobovits' children are the beneficiaries. These transactions were reported on a Form 4 on February 14, 2022.

On December 22, 2021, 14,000 shares of the Company's common stock were sold pursuant to a Rule 10b5-1 trading plan adopted by trusts in which Dr. Jakobovits' spouse is the trusted and Dr. Jakobovits' children are the beneficiaries. On December 23, 2021, 109,488 shares of the Company's common stock were transferred from a grantor retained annuity trust, of which Dr. Jakobovits was the sole annuitant and beneficiary, to various trusts for the benefit of Dr. Jakobovits' family. These transactions were reported on a Form 5 on February 14, 2022, where Dr. Jakobovits also reported several gifts of Common Stock completed on December 23, 2021.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Adicet Bio’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Adicet Bio’s independent registered public accounting firm, (3) the performance of Adicet Bio’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Adicet Bio’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Adicet Bio’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Adicet Bio for the fiscal year ended December 31, 2021. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Adicet Bio be included in Adicet Bio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF

DIRECTORS OF ADICET BIO, INC.

Steve Dubin, Chairperson

Bastiano Sanna, Ph.D

Andrew Sinclair, Ph.D.

April 21, 2022

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Adicet Bio, Inc., 200 Clarendon Street, Floor 6, Boston, Massachusetts 02116, Attention: Corporate Secretary, telephone: 650-503-9095. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 22, 2022. However, if the date of the 2023 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Adicet Bio, Inc., 200 Clarendon Street, Floor 6, Boston, Massachusetts 02116, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2023 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 2, 2023 and no later than March 4, 2023. Stockholder proposals and the required notice should be addressed to Adicet Bio, Inc., 200 Clarendon Street, Floor 6, Boston, Massachusetts 02116, Attention: Investor Relations / Corporate Secretary.

To comply with the SEC's universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April 3, 2023.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

SCAN TO VIEW MATERIALS & VOTE ADICET BIO, INC. 200 CLARENDON STREET, FLOOR 6 BOSTON, MASSACHUSETTS 02116 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 1, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ACET2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 1, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: 1. To elect two class I directors, to serve for a three-year term ending at the Annual Meeting of Stockholders to be held in 2025. Nominees 01) Aya Jakobovits 02) Chen Schor ADICET BIO, INC. 200 CLARENDON STREET, FLOOR 6 BOSTON, MASSACHUSETTS 02116 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 1, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ACET2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 1, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR Proposal 2. For Against Abstain 2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000559967_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com ADICET BIO, INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 2, 2022, 5:00 PM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Chen Schor and Nick Harvey, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ADICET BIO, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held in a virtual format only at 5:00 PM, EDT on June 2, 2022, and any adjournment or postponement thereof. All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting. Continued and to be signed on reverse side 0000559967_2 R1.0.0.24